UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

AUGUST 31, 2016

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 81.8%
CONSUMER DISCRETIONARY - 18.8%
Auto Components - 1.1%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	880,000	$892,100	(a)
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	200,000	209,000
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	750,000	783,750
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	440,000	460,623
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	450,000	475,875	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	590,000	626,137	(a)

Total Auto Components				3,447,485

Automobiles - 0.1%
General Motors Co., Senior Notes	6.600%	4/1/36	160,000	197,307
General Motors Co., Senior Notes	5.200%	4/1/45	220,000	234,238
General Motors Co., Senior Notes	6.750%	4/1/46	30,000	38,505

Total Automobiles				470,050

Diversified Consumer Services - 1.2%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	650,000	664,625	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,160,000	1,262,950	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	510,000	546,975
Service Corp. International, Senior Notes	7.500%	4/1/27	337,000	394,290
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	870,000	878,700

Total Diversified Consumer Services				3,747,540

Hotels, Restaurants & Leisure - 3.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	590,000	617,288	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	1,280,000	1,324,800	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,298,176	1,298,176	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	6.375%	4/1/26	290,000	308,850	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	855,000	929,812
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	450,000	450,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	500,000	513,750	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	1,455,000	146	*(a)(e)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	750,000	819,375
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	320,000	337,600	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	485,000	501,697
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	170,000	172,975	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	729,000	767,272	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	340,000	342,913	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	360,000	404,100
MGM Resorts International, Senior Notes	4.625%	9/1/26	840,000	831,600
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	380,000	384,138	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	120,000	127,500	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	700,000	722,750
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,080,000	853,200	(a)

Total Hotels, Restaurants & Leisure				11,707,942

Household Durables - 2.7%
CalAtlantic Group Inc., Senior Notes	6.250%	12/15/21	720,000	790,200
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	270,000	274,050
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,670,000	1,707,575	(a)(b)
PulteGroup Inc., Senior Notes	4.250%	3/1/21	80,000	84,050

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Durables - (continued)
PulteGroup Inc., Senior Notes	5.500%	3/1/26	990,000	$1,059,300
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	260,000	265,200	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,330,000	1,346,625	(a)
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	110,000	114,537
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	60,000	67,650
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	320,000	325,600
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	840,000	884,100
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	70,000	72,275
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,730,000	1,613,225	(a)

Total Household Durables				8,604,387

Internet & Direct Marketing Retail - 0.4%
Netflix Inc., Senior Bonds	5.500%	2/15/22	750,000	806,250
Netflix Inc., Senior Bonds	5.875%	2/15/25	597,000	647,745

Total Internet & Direct Marketing Retail				1,453,995

Leisure Products - 0.6%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,530,000	1,185,750	(a)
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	680,000	715,700	(a)

Total Leisure Products				1,901,450

Media - 5.9%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	420,000	441,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	420,000	441,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	370,000	398,675	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	1,020,000	1,091,400	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,260,000	1,390,309	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	510,000	626,762	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	120,000	122,400
DISH DBS Corp., Senior Notes	5.875%	11/15/24	3,180,000	3,136,275
DISH DBS Corp., Senior Notes	7.750%	7/1/26	60,000	64,019	(a)
Gray Television Inc., Senior Notes	5.875%	7/15/26	300,000	312,750	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	1,144,229	463,413	(b)
Lamar Media Corp., Senior Notes	5.750%	2/1/26	200,000	216,250
MDC Partners Inc., Senior Notes	6.500%	5/1/24	950,000	902,500	(a)
MediaNews Group Inc.	12.000%	12/31/18	550,000	550,000	(c)(d)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,180,037	572,318	(a)(b)(c)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	1,180,000	1,205,960	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	3,210,000	3,314,325	(a)
Sinclair Television Group Inc., Senior Notes	5.125%	2/15/27	470,000	473,525	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	520,000	675,396
Viacom Inc., Senior Notes	4.375%	3/15/43	720,000	652,186
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,680,000	1,751,400	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	260,000	271,700	(a)

Total Media				19,073,563

Multiline Retail - 0.9%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,430,000	1,539,038
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	1,200,000	1,026,840	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	350,000	284,375	(a)(b)

Total Multiline Retail				2,850,253

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 1.6%
GameStop Corp., Senior Notes	5.500%	10/1/19	700,000	$713,125	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	540,000	546,750	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,570,000	1,153,950	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	640,000	569,600	(a)
L Brands Inc., Debentures	6.950%	3/1/33	580,000	613,350
L Brands Inc., Senior Notes	6.875%	11/1/35	880,000	961,400
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	630,000	682,290

Total Specialty Retail				5,240,465

Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	280,000	292,950	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	250,000	261,250	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	930,000	964,875
William Carter Co., Senior Notes	5.250%	8/15/21	775,000	816,656

Total Textiles, Apparel & Luxury Goods				2,335,731

TOTAL CONSUMER DISCRETIONARY				60,832,861

CONSUMER STAPLES - 4.2%
Beverages - 1.0%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	754,400	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	520,000	554,775
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,320,000	1,438,800
Constellation Brands Inc., Senior Notes	4.750%	12/1/25	480,000	522,300

Total Beverages				3,270,275

Food & Staples - 0.1%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	380,000	392,825	(a)

Food & Staples Retailing - 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,360,000	1,264,800	(a)

Food Products - 1.5%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	730,000	744,600	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	142,000	156,525	(a)
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	290,000	418,693	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	960,000	991,200	(a)
Post Holdings Inc., Senior Notes	5.000%	8/15/26	930,000	927,675	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,780,000	1,757,750	(a)

Total Food Products				4,996,443

Household Products - 0.9%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	480,000	515,400
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	700,000	755,125
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	420,000	455,175
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,020,000	1,059,525	(a)

Total Household Products				2,785,225

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,160,000	1,032,400

TOTAL CONSUMER STAPLES				13,741,968

ENERGY - 12.8%
Energy Equipment & Services - 1.0%
CGG, Senior Notes	6.500%	6/1/21	1,870,000	916,300
Ensco PLC, Senior Notes	4.700%	3/15/21	180,000	155,340
Ensco PLC, Senior Notes	5.200%	3/15/25	190,000	136,800
Ensco PLC, Senior Notes	5.750%	10/1/44	770,000	473,550
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	762,375	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	950,000	703,000

Total Energy Equipment & Services				3,147,365

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 11.8%
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	1,580,000	821,600	*(f)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,520,000	790,400	*(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	790,000	760,375	(a)
California Resources Corp., Secured Notes	8.000%	12/15/22	70,000	47,250	(a)
California Resources Corp., Senior Notes	5.500%	9/15/21	87,000	44,805
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	820,000	936,850	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	260,000	267,150
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	350,000	345,625
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	130,000	114,075
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	180,000	142,200
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	1,000,000	765,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	810,000	621,169
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	260,000	132,600
Concho Resources Inc., Senior Notes	5.500%	4/1/23	890,000	918,925
Continental Resources Inc., Senior Notes	4.500%	4/15/23	160,000	150,800
Continental Resources Inc., Senior Notes	4.900%	6/1/44	670,000	559,450
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,300,000	1,264,250
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	660,000	701,250	(a)
DCP Midstream LLC, Senior Notes	6.750%	9/15/37	700,000	679,000	(a)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	20,000	19,350
Ecopetrol SA, Senior Notes	5.875%	9/18/23	148,000	160,765
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	7.000%	8/15/21	580,000	581,450	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	670,000	432,150
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	300,000	164,250
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,070,000	585,825
EV Energy Partners LP/EV Energy Finance Corp., Senior Notes	8.000%	4/15/19	310,000	192,200
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., Senior Notes	7.875%	7/15/21	710,000	717,100	(a)
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.125%	6/15/19	270,000	272,700
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.750%	2/1/22	320,000	320,000
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	1,540,000	1,497,650
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	590,000	587,050
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	230,000	203,550	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	260,000	265,200	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	320,000	386,331
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	350,000	353,500
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	280,000	306,102	(a)
Magnum Hunter Resources Corp. Escrow	—	—	2,560,000	0	*(c)(d)(g)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	110,000	90,200	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	710,000	553,800	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	110,000	88,550	(a)
MPLX LP, Senior Notes	4.875%	6/1/25	460,000	469,494	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,300,000	1,012,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	610,000	$567,300
NGPL PipeCo LLC, Senior Secured Notes	9.625%	6/1/19	360,000	378,000	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	430,000	461,712	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	570,000	525,825
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	810,000	315,900	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	60,000	63,300	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	323,000	337,697
QEP Resources Inc., Senior Notes	5.250%	5/1/23	610,000	597,800
Range Resources Corp., Senior Notes	4.875%	5/15/25	870,000	839,550
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	50,000	49,375
Rice Energy Inc., Senior Notes	6.250%	5/1/22	550,000	563,750
Rice Energy Inc., Senior Notes	7.250%	5/1/23	260,000	271,700
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	590,000	610,650	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,490,000	1,504,900	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	1,030,000	937,300
RSP Permian Inc., Senior Notes	6.625%	10/1/22	720,000	748,800
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,250,000	1,087,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	940,000	763,750	(a)
SM Energy Co., Senior Notes	5.000%	1/15/24	180,000	164,475
SM Energy Co., Senior Notes	5.625%	6/1/25	420,000	392,700
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	1,170,000	1,104,187
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,199,000	1,237,967
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	900,000	902,250	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	250,000	266,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	100,000	104,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	290,000	309,575
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	360,000	322,650
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	210,000	183,750
Williams Cos. Inc., Debentures	7.500%	1/15/31	980,000	1,122,100
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	100,000	97,000
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	280,000	286,300
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	710,000	729,525
WPX Energy Inc., Senior Notes	6.000%	1/15/22	550,000	534,875
WPX Energy Inc., Senior Notes	8.250%	8/1/23	490,000	509,600

Total Oil, Gas & Consumable Fuels				38,214,754

TOTAL ENERGY				41,362,119

FINANCIALS - 8.5%
Banks - 3.9%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	890,000	941,395	(a)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	120,000	117,804	(h)(i)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	720,000	784,872	(h)(i)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	760,000	853,480
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	600,000	614,614	(h)(i)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	340,000	345,950	(a)(h)(i)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,410,000	1,494,600

CIT Group Inc., Senior Notes	5.000%	8/1/23	1,680,000	1,780,800
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	500,000	517,500	(h)(i)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	760,000	785,175	(h)(i)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	700,000	751,198	(a)(h)(i)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	950,000	939,312	(h)(i)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	870,000	867,825	(h)(i)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	430,000	430,968	(h)(i)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	10/3/16	490,000	493,063	(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	530,000	539,937	(h)(i)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000	506,223

Total Banks				12,764,716

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Capital Markets - 0.3%
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000	$997,500	(a)

Consumer Finance - 1.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000	538,575
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	170,000	184,450
Navient Corp., Senior Notes	5.875%	3/25/21	1,430,000	1,449,662
Navient Corp., Senior Notes	6.625%	7/26/21	430,000	443,438
Navient Corp., Senior Notes	5.875%	10/25/24	1,290,000	1,215,825
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,140,000	893,475	(a)

Total Consumer Finance				4,725,425

Diversified Financial Services - 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,000,000	1,061,250
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	150,000	161,625
ILFC E-Capital Trust I, Junior Subordinated Notes	3.980%	12/21/65	1,000,000	798,500	(a)(h)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,780,000	2,129,325
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	60,000	74,550

Total Diversified Financial Services				4,225,250

Insurance - 1.0%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	260,000	262,600
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	1,170,000	1,161,225
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	870,000	867,825	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	680,000	673,200
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	380,000	309,700

Total Insurance				3,274,550

Thrifts & Mortgage Finance - 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,580,000	1,576,524	(a)

TOTAL FINANCIALS				27,563,965

HEALTH CARE - 7.1%
Biotechnology - 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	650,000	639,438	(a)

Health Care Equipment & Supplies - 1.3%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	540,000	540,815	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	390,000	317,850	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,710,000	1,504,800	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	640,000	639,200	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	470,000	441,800
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	620,000	669,600	(a)

Total Health Care Equipment & Supplies				4,114,065

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - 4.1%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,210,000	$1,140,425
Centene Corp., Senior Notes	5.625%	2/15/21	500,000	531,875
Centene Corp., Senior Notes	4.750%	5/15/22	720,000	747,900
Centene Corp., Senior Notes	6.125%	2/15/24	240,000	261,600
DaVita Inc., Senior Notes	5.000%	5/1/25	610,000	618,235
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	930,000	1,057,875	(a)
HCA Inc., Notes	7.690%	6/15/25	1,225,000	1,387,312
HCA Inc., Senior Bonds	5.375%	2/1/25	270,000	278,100
HCA Inc., Senior Notes	5.875%	2/15/26	1,380,000	1,459,350
HCA Inc., Senior Secured Notes	5.250%	4/15/25	530,000	567,762
HCA Inc., Senior Secured Notes	5.250%	6/15/26	450,000	480,938
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,260,000	1,141,875
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	1,110,000	1,193,250	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	410,000	415,125
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	1,000,000	951,250
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,270,000	1,216,025

Total Health Care Providers & Services				13,448,897

Pharmaceuticals - 1.5%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	1,370,000	1,455,872	(a)
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	330,000	330,413
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	690,000	672,750	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	350,000	343,983	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,930,000	1,683,925	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	460,000	404,800	(a)

Total Pharmaceuticals				4,891,743

TOTAL HEALTH CARE				23,094,143

INDUSTRIALS - 9.4%
Aerospace & Defense - 0.8%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,820,000	1,692,600	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	830,000	844,525

Total Aerospace & Defense				2,537,125

Air Freight & Logistics - 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	940,000	976,425	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	770,000	791,175	(a)

Total Air Freight & Logistics				1,767,600

Airlines - 1.4%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	273,954	285,597	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	654,528	685,618	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	10,181	10,181	(c)
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	248,741	258,542
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	246,383	266,094	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	245,238	255,660
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	997,070	1,017,011
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,491,835	1,626,100

Total Airlines				4,404,803

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	900,000	$859,500	(a)
Builders FirstSource Inc., Senior Secured Notes	5.625%	9/1/24	300,000	305,250	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	290,000	306,313	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	520,000	551,850	(a)
USG Corp., Senior Notes	5.500%	3/1/25	380,000	412,300	(a)

Total Building Products				2,435,213

Commercial Services & Supplies - 2.4%
ADT Corp., Senior Secured Notes	6.250%	10/15/21	20,000	21,900
ADT Corp., Senior Secured Notes	3.500%	7/15/22	190,000	181,925
ADT Corp., Senior Secured Notes	4.125%	6/15/23	710,000	695,800
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	880,000	959,200	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	480,000	444,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	870,000	893,925	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	340,000	355,300	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	1,640,000	1,713,800
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	830,000	855,937
West Corp., Senior Notes	5.375%	7/15/22	1,570,000	1,530,750	(a)

Total Commercial Services & Supplies				7,652,537

Construction & Engineering - 0.7%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	197,500	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,547,641	1,390,942	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	330,000	330,825	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,240,000	508,400	*(a)(c)(f)

Total Construction & Engineering				2,427,667

Electrical Equipment - 0.5%
International Wire Group Inc., Senior Notes	10.750%	8/1/21	640,000	613,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	520,000	507,000	(a)
WESCO Distribution Inc., Senior Notes	5.375%	6/15/24	610,000	623,725	(a)

Total Electrical Equipment				1,744,325

Machinery - 0.7%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	680,000	523,600	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,495,000	1,560,406	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	120,000	91,800	(a)

Total Machinery				2,175,806

Marine - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,250,000	950,000	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,140,000	228,000	*(c)(f)

Total Marine				1,178,000

Road & Rail - 0.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,010,000	909,000	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	560,000	576,800	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	140,000	102,200

Total Road & Rail				1,588,000

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Trading Companies & Distributors - 0.6%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	440,000	$462,550	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,480,000	1,561,400

Total Trading Companies & Distributors				2,023,950

Transportation - 0.2%
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,054,825	580,154	(a)(b)

TOTAL INDUSTRIALS				30,515,180

INFORMATION TECHNOLOGY - 1.5%
Electronic Equipment, Instruments & Components - 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	470,000	477,050

Internet Software & Services - 0.4%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	790,000	847,275
Match Group Inc., Senior Notes	6.375%	6/1/24	410,000	446,387

Total Internet Software & Services				1,293,662

IT Services - 0.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	550,000	255,750	(a)(c)
First Data Corp., Senior Notes	7.000%	12/1/23	740,000	775,150	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	870,000	885,225	(a)

Total IT Services				1,916,125

Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	90,000	87,075	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	130,000	125,938

Total Semiconductors & Semiconductor Equipment				213,013

Technology Hardware, Storage & Peripherals - 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	430,000	454,657	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	440,000	476,676	(a)

Total Technology Hardware, Storage & Peripherals				931,333

TOTAL INFORMATION TECHNOLOGY				4,831,183

MATERIALS - 7.9%
Chemicals - 1.0%
Axalta Coating Systems LLC, Senior Notes	4.875%	8/15/24	600,000	625,500	(a)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	650,000	672,750	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	736,687	670,385	(a)(b)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	290,000	307,400	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	800,000	839,600	(a)

Total Chemicals				3,115,635

Construction Materials - 1.1%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	850,000	881,875	(a)
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	740,000	782,550	(a)
Eagle Materials Inc., Senior Notes	4.500%	8/1/26	620,000	630,922
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,200,000	828,000	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	230,000	154,100	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	440,000	458,700

Total Construction Materials				3,736,147

Containers & Packaging - 2.8%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	320,000	333,600	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	400,000	414,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Containers & Packaging - (continued)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	920,000	$978,650	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	770,000	783,475	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	690,000	705,525	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	430,000	438,600	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,525,000	1,681,312
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	490,000	504,088
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	7.000%	7/15/24	1,770,000	1,896,112	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	890,000	917,813
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	480,000	498,000	(a)

Total Containers & Packaging				9,151,675

Metals & Mining - 3.0%
Alcoa Inc., Senior Notes	5.125%	10/1/24	600,000	633,000
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	690,000	683,100	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	410,000	405,900	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	470,000	459,425	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	560,000	561,400	(a)
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	570,000	612,750
ArcelorMittal SA, Senior Notes	6.500%	3/1/21	400,000	434,000
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	540,000	510,300	(a)
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	460,000	524,975	(a)(h)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	600,000	592,500
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	710,000	820,050	(a)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	570,000	524,400
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	440,000	383,900
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	370,000	317,275
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	530,000	405,450
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,157,776	14,472	*(a)(c)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	15,086	0	(b)(c)(d)(g)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	690,000	669,300
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	610,000	658,419	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	430,000	483,750	(a)

Total Metals & Mining				9,694,366

TOTAL MATERIALS				25,697,823

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	340,000	343,251	(a)
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	110,000	114,400	(a)
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	590,000	615,075
Corrections Corp. of America, Senior Notes	4.125%	4/1/20	110,000	105,325
Corrections Corp. of America, Senior Notes	5.000%	10/15/22	520,000	482,300
Corrections Corp. of America, Senior Notes	4.625%	5/1/23	170,000	151,300
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,130,000	1,152,600
Geo Group Inc., Senior Notes	5.125%	4/1/23	740,000	660,450
Geo Group Inc., Senior Notes	5.875%	10/15/24	20,000	18,000
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	1,020,000	1,083,760	(a)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	650,000	649,594	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Equity Real Estate Investment Trusts (REITs) - (continued)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	360,000	$395,100
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	300,000	318,750

Total Equity Real Estate Investment Trusts (REITs)				6,089,905

Real Estate Management & Development - 0.4%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	120,000	123,750
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	380,000	385,700
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	770,000	816,200	(a)

Total Real Estate Management & Development				1,325,650

TOTAL REAL ESTATE				7,415,555

TELECOMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 3.2%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	330,000	354,544
CenturyLink Inc., Senior Notes	5.625%	4/1/25	430,000	419,250
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,860,000	1,915,800	(a)
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	360,000	391,725
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	1,040,000	1,123,200
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,580,000	1,078,350
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	10,000	7,525
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	1,330,000	1,334,987	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	1,340,000	1,388,575	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,470,000	371,175	*(a)(f)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,040,000	1,071,200	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	550,000	561,000
Windstream Services LLC, Senior Notes	7.500%	4/1/23	628,000	597,385

Total Diversified Telecommunication Services				10,614,716

Wireless Telecommunication Services - 4.4%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	560,000	589,400	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,040,000	1,082,900	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	970,000	1,053,663	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	600,000	703,500	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,600,000	2,580,500
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	460,000	506,575	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	2,510,000	2,472,350
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,990,000	2,238,750
Sprint Corp., Senior Notes	7.250%	9/15/21	950,000	939,313
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	1,870,000	2,046,481

Total Wireless Telecommunication Services				14,213,432

TOTAL TELECOMMUNICATION SERVICES				24,828,148

UTILITIES - 1.7%
Electric Utilities - 1.1%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,745,000	2,196,000
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,250,000	1,293,750

Total Electric Utilities				3,489,750

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - 0.6%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	1,666,043	$1,291,184
NRG Energy Inc., Senior Notes	7.250%	5/15/26	600,000	623,100	(a)

Total Independent Power and Renewable Electricity Producers				1,914,284

TOTAL UTILITIES				5,404,034

TOTAL CORPORATE BONDS & NOTES (Cost - $267,808,484)				265,286,979

ASSET-BACKED SECURITIES - 1.8%
American Money Management Corp., 2015-16A E	6.273%	4/14/27	400,000	344,088	(a)(h)
Avery Point CLO Ltd., 2015-6A E1	6.278%	8/5/27	750,000	674,394	(a)(h)
Babson CLO Ltd., 2015-2A E	6.246%	7/20/27	500,000	449,957	(a)(h)
Carlyle Global Market Strategies, 2015-2A D	6.034%	4/27/27	500,000	450,468	(a)(h)
Cumberland Park CLO Ltd., 2015-2A E	5.696%	7/20/26	500,000	437,370	(a)(h)
Dryden Senior Loan Fund, 2015-40A E	6.767%	8/15/28	750,000	677,105	(a)(h)
Galaxy CLO Ltd., 2015-20A E	6.196%	7/20/27	250,000	227,152	(a)(h)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.896%	7/20/27	500,000	436,161	(a)(h)
Jamestown CLO Ltd., 2015-8A D2	7.430%	1/15/28	750,000	716,159	(a)(h)
Neuberger Berman CLO Ltd., 2015-19A D	5.930%	7/15/27	500,000	437,777	(a)(h)
Oaktree CLO Ltd., 2015-1A D	6.296%	10/20/27	500,000	445,192	(a)(h)
Treman Park CLO Ltd, 2015-1A E	6.896%	4/20/27	500,000	472,421	(a)(h)

TOTAL ASSET-BACKED SECURITIES (Cost - $6,005,334)				5,768,244

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	900,000	548,434	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	700,000	477,033	(a)(h)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	456,356	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,583,062)				1,481,823

CONVERTIBLE BONDS & NOTES - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
DISH Network Corp., Senior Notes	3.375%	8/15/26	610,000	636,306	(a)

MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	440,000	374,454

Metals & Mining - 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,219,622	60,981	(a)(b)(c)

TOTAL MATERIALS				435,435

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $2,236,380)				1,071,741

SENIOR LOANS - 3.3%
CONSUMER DISCRETIONARY - 1.1%
Hotels, Restaurants & Leisure - 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	910,000	907,725	(j)(k)

Specialty Retail - 0.7%
CWGS Group LLC, Term Loan	5.750%	2/20/20	1,619,591	1,616,554	(j)(k)
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	830,000	680,600	(j)(k)

Total Specialty Retail				2,297,154

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	632,000	470,840	(j)(k)

TOTAL CONSUMER DISCRETIONARY				3,675,719

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
ENERGY - 0.7%
Energy Equipment & Services - 0.2%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	1,158,841		$695,305	(c)(j)(k)
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	148,849		40,561	(j)(k)

Total Energy Equipment & Services					735,866

Oil, Gas & Consumable Fuels - 0.5%
Chesapeake Energy Corp., Term Loan	—	8/15/21	510,000		523,812	(l)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	224,596		222,349	(c)(j)(k)
Murray Energy Corp., Term Loan B2	8.250%	4/16/20	484,841		399,691	(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	674,033		502,155	(j)(k)

Total Oil, Gas & Consumable Fuels					1,648,007

TOTAL ENERGY					2,383,873

HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.4%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	386,788		376,151	(j)(k)
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	722,700		689,275	(j)(k)

Total Health Care Equipment & Supplies					1,065,426

Health Care Providers & Services - 0.4%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,381,333		1,339,894	(j)(k)

TOTAL HEALTH CARE					2,405,320

INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.3%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	958,974		978,453	(j)(k)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	445,500		113,603	*(f)(j)(k)

UTILITIES - 0.4%
Electric Utilities - 0.4%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	379,048		344,933	(j)(k)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	977,625		850,534	(j)(k)

TOTAL UTILITIES					1,195,467

TOTAL SENIOR LOANS (Cost - $12,222,096)					10,752,435

SOVEREIGN BONDS - 0.7%
Argentina - 0.2%
Republic of Argentina, Senior Notes	6.875%	4/22/21	310,000		336,195	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	250,000		278,750	(a)

Total Argentina					614,945

Mexico - 0.5%
United Mexican States, Senior Bonds	6.500%	6/9/22	32,317,000	MXN	1,788,785

TOTAL SOVEREIGN BONDS (Cost - $3,194,620)					2,403,730

			SHARES
COMMON STOCKS - 2.9%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.2%
Bossier Casino Venture Holdco Inc.			81,754		740,691	*(c)(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY		SHARES	VALUE
Media - 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		6	$237,193	*

TOTAL CONSUMER DISCRETIONARY			977,884

ENERGY - 1.8%
Energy Equipment & Services - 1.1%
Hercules Offshore Inc.		54,577	72,314	*(c)
KCAD Holdings I Ltd.		424,046,710	3,392,374	*(c)(d)

Total Energy Equipment & Services			3,464,688

Oil, Gas & Consumable Fuels - 0.7%
Magnum Hunter Resources Corp.		129,758	1,621,975	*(c)
MWO Holdings LLC		621	620,750	*(c)(d)

Total Oil, Gas & Consumable Fuels			2,242,725

TOTAL ENERGY			5,707,413

FINANCIALS - 0.5%
Banks - 0.5%
Citigroup Inc.		35,957	1,716,587

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc. (Escrow)		13,200	164,340	*(c)(d)

INDUSTRIALS - 0.2%
Marine - 0.2%
DeepOcean Group Holding AS		111,195	768,358	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.		3,456	0	*(c)(d)(g)

TOTAL INDUSTRIALS			768,358

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.		3,069,757	0	*(c)(d)(g)

TOTAL COMMON STOCKS (Cost - $14,508,053)			9,334,582

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.2%
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Allergan PLC (Cost - $783,083)	5.500%	931	775,206

INVESTMENTS IN UNDERLYING FUNDS - 1.9%
iShares iBoxx $ High Yield Corporate Bond ETF (Cost - $5,999,868)		71,023	6,158,404

PREFERRED STOCKS - 1.3%
FINANCIALS - 1.3%
Consumer Finance - 1.0%
GMAC Capital Trust I	6.602%	129,572	3,272,989	(h)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.122%	31,950	827,824	(h)

TOTAL PREFERRED STOCKS (Cost - $3,843,109)			4,100,813

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2016

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84SAR (Cost - $213,379)		1/17/17	9,971,000	$22,036

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $318,397,468)				307,155,993

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 3.5%
Repurchase Agreements - 1.7%
Goldman Sachs & Co. repurchase agreement dated 8/31/16; Proceeds at maturity-$5,600,047; (Fully collateralized by U.S. government agency obligations, 0.594% due 3/21/18; Market value - $5,715,135) (Cost - $5,600,000)	0.300%	9/1/16	5,600,000	5,600,000

			SHARES
Money Market Funds - 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $5,661,012)	0.260%		5,661,012	5,661,012

TOTAL SHORT-TERM INVESTMENTS (Cost - $11,261,012)				11,261,012

TOTAL INVESTMENTS - 98.2% (Cost - $329,658,480#)				318,417,005
Other Assets in Excess of Liabilities - 1.8%				5,712,102

TOTAL NET ASSETS - 100.0%				$324,129,107

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The maturity principal is currently in default as of August 31, 2016.

(f)	The coupon payment on these securities is currently in default as of August 31, 2016.

(g)	Value is less than $1.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of August 31, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CLO	— Collateral Loan Obligation
ETF	— Exchange-Traded Fund
MXN	— Mexican Peso
REFI	— Refinancing
SAR	— Saudi Arabian Riyal

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$58,984,685	$1,848,176		$60,832,861
Energy	—	41,362,119	0	*	41,362,119
Materials	—	25,697,823	0	*	25,697,823
Other Corporate Bonds & Notes	—	137,394,176	—		137,394,176
Asset-Backed Securities	—	5,768,244	—		5,768,244
Collateralized Mortgage Obligations	—	1,481,823	—		1,481,823
Convertible Bonds & Notes	—	1,071,741	—		1,071,741
Senior Loans:
Consumer Discretionary	—	2,995,119	680,600		3,675,719
Energy	—	964,064	1,419,809		2,383,873
Health Care	—	1,065,426	1,339,894		2,405,320
Industrials	—	978,453	—		978,453
Materials	—	—	113,603		113,603
Utilities	—	—	1,195,467		1,195,467
Sovereign Bonds	—	2,403,730	—		2,403,730
Common Stocks:
Consumer Discretionary	—	—	977,884		977,884
Energy	$72,314	1,621,975	4,013,124		5,707,413
Financials	1,716,587	—	—		1,716,587
Health Care	—	—	164,340		164,340
Industrials	—	—	768,358		768,358
Materials	—	—	0	*	0	*
Convertible Preferred Stocks	775,206	—	—		775,206
Investments in Underlying Funds	6,158,404	—	—		6,158,404
Preferred Stocks	4,100,813	—	—		4,100,813
Purchased Options	—	22,036	—		22,036

Total Long-Term Investments	$12,823,324	$281,811,414	$12,521,255		$307,155,993

Short-Term Investments†:
Repurchase Agreements	—	$5,600,000	—		$5,600,000
Money Market Funds	$5,661,012	—	—		5,661,012

Total Short-Term Investments	$5,661,012	$5,600,000	—		$11,261,012

Total Investments	$18,484,336	$287,411,414	$12,521,255		$318,417,005

Other Financial Instruments:
Futures Contracts	$26,143	—	—		$26,143
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	$31,370	—		31,370
OTC Credit Default Swaps on Corporate Issues - Sell Protection‡	—	395,404	—		395,404

Total Other Financial Instruments	$26,143	$426,774	—		$452,917

Total	$18,510,479	$287,838,188	$12,521,255		$318,869,922

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Futures Contracts	$82,306	—	—		$82,306

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY		MATERIALS
Balance as of May 31, 2016	$1,948,806	$0	*	$0	*
Accrued premiums/discounts	8,335	—		—
Realized gain (loss)	4,350	—		—
Change in unrealized appreciation (depreciation)[1]	(8,335)	—		75
Purchases	44,370	—		(75)
Sales	(149,350)	—		—
Transfers into Level 3	—	—		—
Transfers out of Level 3	—	—		—

Balance as of August 31, 2016	$1,848,176	$0	*	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2016[1]	$(8,335)	—		$75

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	MATERIALS	UTILITIES
Balance as of May 31, 2016	$1,048,088	$1,401,436	—	—	$1,198,487
Accrued premiums/discounts	2,492	2,153	—	—	2,224
Realized gain (loss)	124	3,483	—	—	93
Change in unrealized appreciation (depreciation)[1]	102,336	(298,997)	—	—	(1,910)
Purchases	—	442,126	—	—	—
Sales	(1,600)	(130,392)	—	—	(3,427)
Transfers into Level 3[2]	—	—	$1,339,894	$113,603	—
Transfers out of Level 3[3]	(470,840)	—	—	—	—

Balance as of August 31, 2016	$680,600	$1,419,809	$1,339,894	$113,603	$1,195,467

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2016[1]	$(118)	$(298,997)	—	—	$(1,910)

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS	TOTAL
Balance as of May 31, 2016	$975,338	$1,767,851	$154,572	$618,689	$2	9,113,269
Accrued premiums/discounts	—	—	—	—	—	15,204
Realized gain (loss)	—	—	—	—	—	8,050
Change in unrealized appreciation (depreciation)[1]	2,546	1,624,523	9,768	149,669	(2)	1,579,673
Purchases	—	620,750	—	—	—	1,107,171
Sales	—	—	—	—	—	(284,769)
Transfers into Level 3[2]	—	—	—	—	—	1,453,497
Transfers out of Level 3[3]	—	—	—	—	—	(470,840)

Balance as of August 31, 2016	$977,884	$4,013,124	$164,340	$768,358	$0 *	12,521,255

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2016[1]	$2,546	$1,624,523	$9,768	$149,669	$(2)	1,477,219

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 8/31/16 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$3,392	Market Approach	Enterprise Value Multiple Based Upon Revenue, Assets, EBITDA	0.72-16.38x	Increase
			Liquidity Discount	22.33%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Investments

At August 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,018,019
Gross unrealized depreciation	(26,259,494)

Net unrealized depreciation	$(11,241,475)

At August 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	202	12/16	$44,085,649	$44,099,125	$13,476
U.S. Treasury 5-Year Notes	312	12/16	37,909,303	37,830,000	(79,303)
U.S. Treasury Ultra Long-Term Bonds	12	12/16	2,236,958	2,249,625	12,667

					(53,160)

Contracts to Sell:
U.S. Treasury Long-Term Bonds	6	12/16	1,019,247	1,022,250	(3,003)

Net unrealized depreciation on open futures contracts					$(56,163)

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.26 Index)	$11,630,000	6/20/21	5.000% quarterly	$(515,616)	$(546,986)	$31,370

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT AUGUST 31, 2016[5]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (Ally Financial Inc., 7.500% due 9/15/20)	$3,430,000	6/20/20	1.80%	5.000% quarterly	$395,404	$333,972	$61,432

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 24, 2016

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 24, 2016